Exhibit 99-1

CERTIFICATION OF ROBERT J. READY

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to

§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of LSI Industries Inc. (the “Company”) on Form 10-Q/A for the period ended December 31, 2002 (the “Report”), I, Robert J. Ready, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Ready
Robert J. Ready
Chairman of the Board,
Chief Executive Officer and President

June 23, 2003